UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 26, 2005
                                                           ------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)


            Delaware                    0-28815                 06-1241321
(State or other Jurisdiction    (Commission File Number)     (IRS Employer
       of Incorporation)                                     Identification No.)


 13 North Street, Litchfield, Connecticut                          06759
 (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.
            ------------

     Item 8.01. Other Events.
                ------------

     The Board of Directors of First Litchfield Financial Corporation declared a $0.14 per share quarterly cash dividend at their May 26, 2005 Board Meeting. The quarterly cash dividend will be paid on July 26, 2005 to stockholders of record as of June 6, 2005.


Section 9.  Financial Statements and Exhibits
            ---------------------------------

     Item 9.01 Financial Statements and Exhibits.
               ---------------------------------

     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits.
         99.1 Press release dated May 26, 2005.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          FIRST LITCHFIELD FINANCIAL CORPORATION


                                          By:  /s/ Carroll A. Pereira
                                               --------------------------------
                                               Carroll A. Pereira
                                               Treasurer


Dated: May 26, 2005


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